UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 27, 2010

Chancellor Group, Inc.
(Exact name of registrant as specified in its charter)

            Nevada                                     000-30219                                        87-0438647
 (State or other jurisdiction of incorporation)                   (Commission File Number)                                   (IRS Employer Identification No.)

216 South Price Road
Pampa, TX 79065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (806) 688-9697

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 27, 2010, Chancellor Group, Inc., a Nevada corporation (the "Company") entered into a Heads of Agreement (the "Agreement") with Munda We Gold (Private) Limited, a private limited Zimbabwean corporation ("Munda We"). Pursuant to the Agreement, the Company will form a new wholly-owned subsidiary (the "Exploration Sub"), in which Munda We will own a minority interest, to engage in the exploration and mining of gold in Zimbabwe. The Agreement provides for a 90 day diligence period (which may be extended for an additional 60 days by the Company at the Company's sole discretion), during which time the Company has the option to transfer the shares of the Exploration Sub held by the Company to Munda We. The Company is responsible for funding the operations of the Exploration Sub through monthly payments of $50,000 (unless the Company extends the diligence period, in which case the Company will provide the Company with $25,000 per month during each month of the extended diligence period). In the event that the Company elects to transfer the shares of the Exploration Sub owned by the Company to Munda We during the diligence period, the Exploration Sub shall reimburse the Company for the amounts contributed to the Exploration Sub by the Company, with such reimbursement obligation becoming effective at the time the Exploration Sub realizes positive cash flows. In exchange for the Company performing its obligations under the Agreement, Munda We will provide the Exploration Sub with the services of personnel experienced in the gold exploration and mining industry in Zimbabwe.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

On September 3, 2010, the Company issued five year warrants to purchase a total of 84,000 shares of the Company's common stock, par value $0.001 per share, with a strike price of $0.125. The Company issued these warrants to 2 separate consultants in consideration for certain advisory services furnished thereby. The Company has entered into 24-month non-exclusive consultant agreements with each of these consultants, and the Company has issued such warrants pursuant to the terms of these agreements. The Company has provided a description of these consultant agreements in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 15, 2010.

All of the issuances described above are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Rule 505 promulgated thereunder. Alternatively, none of the issuances described above constituted a "public offering" of securities under Section 4(2) of the Securities Act, and, accordingly, all of such issuances are exempt from registration under the Securities Act.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.          Description

4.1                       Form of warrant (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on
                            Form 10-Q filed with the Securities and Exchange Commission on November 15, 2010).

10.1                     Heads of Agreement by and between Chancellor Group, Inc. and Munda We Gold (Private)
                            Limited, dated as of November 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2010

Chancellor Group, Inc.
(Registrant)

By:   /s/ Maxwell Grant
      Maxwell Grant
      Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description

4.1                       Form of warrant (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on
                            Form 10-Q filed with the Securities and Exchange Commission on November 15, 2010).

10.1                     Heads of Agreement by and between Chancellor Group, Inc. and Munda We Gold (Private)
                            Limited, dated as of November 27, 2010.